As filed with the Securities Exchange Commission on June 13, 2007

  Registration Statement No. 333 -143635

 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM F-3/A
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

DIANA SHIPPING INC.
(Exact name of registrant as specified in its charter)

Republic of the Marshall Islands (State or other jurisdiction of incorporation or organization)	N/A (I.R.S. Employer Identification No.)

Diana Shipping Inc. Pendelis 16 175 64 Palaio Faliro Athens, Greece (30) 210 947-0100 (Address and telephone number of Registrant’s principal executive offices)	Seward & Kissel LLP Attention: Gary J. Wolfe, Esq. One Battery Park Plaza New York, New York 10004 (212) 574-1200 (Name, address and telephone number of agent for service)

Copies to:
Diana Shipping Inc. Pendelis 16 175 64 Palaio Faliro Athens, Greece (30) 210 947-0100	Gary J. Wolfe, Esq. Seward & Kissel LLP One Battery Park Plaza New York, New York 10004 (212) 574-1200

Approximate date of commencement of proposed sale to the public:  From time to time after this registration statement becomes effective as determined by market conditions and other factors.

If only securities being registered on the Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.☐

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective Registration Statement for the same offering ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box ☐

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. ☐

Explanatory Note

This amendment No. 1 to the registration statement of Diana Shipping Inc. ("First Amendment") does not relate to our preliminary prospectus which is not amended hereby. As such, this First Amendment does not include a copy of our preliminary prospectus. This First Amendment is being filed solely for the purpose of making certain amendments to the signature pages of the registration statement.

CALCULATION OF REGISTRATION FEE
___________________________________________________________________________________________________________________
Title of Each Class of Securities to be Registered	Amount to be Registered (1)(4)	Proposed Maximum Aggregate Price Per Unit (2)	Proposed Maximum Aggregate Offering Price (1)		Amount of Registration Fee
Primary Offering
Common Shares, par value $ 0.01 per share (3)
Preferred Shares, par value $ 0.01 per share (3)
Debt Securities (3)(4)
Guarantees (5)
Warrants (6)
Purchase Contracts (7)
Units (8)
Primary Offering Total			$500,000,000		$15,350	(9)
Secondary Offering
Common Shares, par value $ 0.01 per share to be offered by certain selling shareholders	8,000,000	$21.67 (10)	$173,360,000	(10)	$5,322.15	(10)
Total			$6,373,360		$20,672.15	*

*	Previously paid.
(1)	Such amount in U.S. dollars or the equivalent thereof in foreign currencies as shall result in an aggregate initial public offering price for all securities of $500,000,000.
(2)
Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o). Any securities registered hereunder may be sold separately or as units with other securities registered hereunder.  In no event will the aggregate offering price of all securities sold by Diana Shipping Inc. pursuant to this registration statement exceed $500,000,000.

(3)
Also includes such indeterminate amount of debt securities and number of preferred shares and common shares as may be issued upon conversion of or in exchange for any other debt securities or preferred shares that provide for conversion or exchange into other securities.

(4)
If any debt securities are issued at an original issue discount, then the offering may be in such greater principal amount as shall result in a maximum aggregate offering price not to exceed $500,000,000.

(5)
The debt securities may be guaranteed pursuant to guarantees by the subsidiaries of Diana Shipping Inc.  No separate compensation will be received for the guarantees.  Pursuant to Rule 457(n), no separate fees for the guarantees are payable.

(6)	There is being registered hereunder an indeterminate number of warrants as may from time to time be sold at indeterminate prices.
(7)	There is being registered hereunder an indeterminate number of purchase contracts as may from time to time be sold at indeterminate prices.
(8)
There is being registered hereunder an indeterminate number of units as may from time to time be sold at indeterminate prices.  Units may consist of any combination of the securities registered hereunder.

(9)
This amount, $20,672.15 has been previously paid in connection with the Registrant’s Registration Statement No. 333-139306 covering $423,525,000 aggregate initial offering price of securities, which was filed on December 13, 2006 and is being applied to this registration statement pursuant to Rule 457(p) of the Securities Act.  The Registrant completed an offering of $167,025,000 (including over-allotment) of its common shares on April 2, 2007, that were registered under the Registration Statement No. 333-139306, which will be withdrawn upon the declaration of effectiveness of this Registration Statement.

(10)	Pursuant to Rule 457(c), the offering price and registration fee are computed on the average of the high and low prices for the common stock on the New York Stock Exchange on June 7, 2007.

The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANTS

Exact Name of Registrant as Specified in its Charter	Country of Incorporation	Primary Standard Industrial Classification Code No.
Ailuk Shipping Company Inc.	Marshall Islands	4412
Bikini Shipping Company Inc.	Marshall Islands	4412
Buenos Aires Compania Armadora S.A.	Panama	4412
Cerada International S.A.	Panama	4412
Changame Compania Armadora S.A.	Panama	4412
Chorrera Compania Armadora S.A.	Panama	4412
Cypres Enterprises Corp.	Panama	4412
Darien Compania Armadora S.A.	Panama	4412
Diana Shipping Services S.A.	Panama	---
Eaton Marine S.A.	Panama	4412
Eniwetok Shipping Company Inc.	Marshall Islands	4412
Husky Trading, S.A.	Panama	4412
Jaluit Shipping Company Inc.	Marshall Islands	4412
Panama Compania Armadora S.A.	Panama	4412
Skyvan Shipping Company S.A.	Panama	4412
Texford Maritime S.A.	Panama	4412
Urbina Bay Trading, S.A.	Panama	4412
Vesta Commercial, S.A.	Panama	4412
Kili Shipping Company Inc.	Marshall Islands	4412
Knox Shipping Company Inc.	Marshall Islands	4412
Lib Shipping Company Inc.	Marshall Islands	4412
Majuro Shipping Company Inc.	Marshall Islands	4412
Taka Shipping Company Inc.	Marshall Islands	4412
Bulk Carriers (USA) LLC	United States (Delaware)	----

PART II

INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 8.  Indemnification of Directors and Officers.

Section 7.01 of the By-Laws of the Company provides that:

The corporation shall indemnify any director or officer of the corporation who was or is an “authorized representative” of the corporation (which shall mean for the purposes of this Article a director or officer of the corporation, or a person serving at the request of the corporation as a director, officer, partner or trustee of another corporation, partnership, joint venture, trust or other enterprise) and who was or is a “party” (which shall include for purposes of this Article the giving of testimony or similar involvement) or is threatened to be made a party to any “third party proceeding” (which shall mean for purposes of this Article any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the corporation) by reason of the fact that such person was or is an authorized representative of the corporation, against expenses which shall include for purposes of this Article attorneys’ fees), judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such third party proceeding if such person acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal third party proceeding (which shall include for purposes of this Article any investigation which could or does lead to a criminal third party proceeding) had not reasonable cause to believe such conduct was unlawful.  The termination of any third party proceeding by judgment, order, settlement, indictment, conviction or upon a plea of no contest or its equivalent, shall not, of itself, create a presumption that the authorized representative did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal third party proceeding, had reasonable cause to believe that such conduct was unlawful.

Section 7.02 of the By-laws of the Company provides that:

The corporation shall indemnify any director or officer of the corporation who was or is an authorized representative of the corporation and who was or is a party or is threatened to be made a party to any “corporate proceeding” (which shall mean for purposes of the Article any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor or any investigative proceeding by or on behalf of the corporation) by reason of the fact that such person was or is an authorized representative of the corporation, against expensed (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such corporate proceeding if such person acted in good faith and in a manner such person reasonably believed to in, or not opposed to, the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of such person’s duty to the corporation unless and only to the extent that the court in which such corporate proceeding was pending shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such authorized representative is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

Section 7.03 of the By-laws of the Company provides that:

To the extent that an authorized representative of the corporation who neither was nor is a director or officer of the corporation has been successful on the merits or otherwise in defense of any third party or corporate proceeding or in defense of any claim, issue or matter therein, such person shall be indemnified against actually and reasonably incurred by such person in connection therewith.  Such an authorized representative may, at the discretion of the corporation, be indemnified by the corporation in any other circumstances to any extent if the corporation would be required by Section 7.01 or 7.02 of this Article to indemnify such person in such circumstances to such extent if such person were or had been a director or officer of the corporation.

Section 60 of the Associations Law of the Republic of the Marshall Islands provides as follows:

Indemnification of directors and officers.

(1)  Actions not by or in right of the corporation. A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of no contest, or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the bests interests of the corporation, and, with respect to any criminal action or proceedings, had reasonable cause to believe that his conduct was unlawful.

(2)  Actions by or in right of the corporation. A corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the corporation, or is or was serving at the request of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him or in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claims, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

(3)  When director or officer successful. To the extent that a director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (1) or (2) of this section, or in the defense of a claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

(4) Payment of expenses in advance. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid in    advance of the final disposition of such action, suit or proceeding as authorized by the board of directors in the specific case upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this section.

(5) Indemnification pursuant to other rights. The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this section shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

 (6)  Continuation of indemnification. The indemnification and advancement of expenses provided by, or granted pursuant to, this section shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

  (7)  Insurance. A corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director or officer against any liability asserted against him and incurred by him in such capacity whether or not the corporation would have the power to indemnify him against such liability under the provisions of this section.

Item 9.  Exhibits

A list of exhibits included as part of this registration statement is set forth in the Exhibit Index which immediately precedes such exhibits and is incorporated herein by reference.

Item 10.  Undertakings.

The undersigned registrant hereby undertakes:

(1)	To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement,

(i)	To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)
To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement.  Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(iii)
To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

Paragraphs 1(i), 1(ii) and 1(iii) above, do not apply if the information required to be included in a post effective amendment is contained in reports filed with or furnished to the Commission that are incorporated by reference in this Registration Statement or is contained in a form of prospectus filed pursuant to Rule 424(b) under the Securities Act that is part of this Registration Statement,

(2)
That, for the purpose of determining any liability under the Securities Act of 1933, as amended, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)
To file a post-effective amendment to the registration statement to include any financial statements required by Item 8.A. of Form 20-F at the start of any delayed offering or throughout a continuous offering.  Financial statements and information otherwise required by Section 10(a)(3) of the Act need not be furnished, provided, that the registrant includes in the prospectus, by means of a post-effective amendment, financial statements required pursuant to this paragraph (a)(4) and other information necessary to ensure that all other information in the prospectus is at least as current as the date of those financial statements.  Notwithstanding the foregoing, with respect to registration statements on Form F-3, a post-effective amendment need not be filed to include financial statements and information required by Section 10(a)(3) of the Securities Act of 1933 or Rule 3-19 of this chapter if such financial statements and information are contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Form F-3.

(5)
Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of this Registration Statement as of the date the filed prospectus was deemed part of and included in this Registration Statement.

(6)
Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of this Registration Statement for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in this Registration Statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus.  As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.  Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser

(6)
Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of this Registration Statement for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in this Registration Statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus.  As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.  Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(7)
The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this Registration Statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)	Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii)	Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii)
The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv)	Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(8)
The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(9)
The undersigned registrant hereby undertakes to deliver or cause to be delivered with the prospectus, to each person to whom the prospectus is sent or given, the latest annual report, to security holders that is incorporated by reference in the prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Securities Exchange Act of 1934; and, where interim financial information required to be presented by Article 3 of Regulation S-X is not set forth in the prospectus, to deliver, or cause to be delivered to each person to whom the prospectus is sent or given, the latest quarterly report that is specifically incorporated by reference in the prospectus to provide such interim financial information.

(10)
 The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules an regulations prescribed by the Commission under Section 305(b)(2) of the Trust Indenture Act.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on June 13, 2007.

DIANA SHIPPING INC.

By:	/s/ Simeon P. Palios
Name:	Simeon P. Palios
Title:	Director, Chief Executive Officer and Chairman of the Board

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Anastassis Margaronis, Ioannis Zafirakis, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on June 13, 2007 in the capacities indicated.

Signature	Title
/s/ Simeon P. Palios Simeon P. Palios	Director, Chief Executive Officer and Chairman of the Board (Principal Executive Officer)
/s/ Anastassis Margaronis Anastassis Margaronis	Director and President
/s/ Ioannis Zafirakis Ioannis Zafirakis	Director, Vice President and Secretary
/a/ Andre-Nikolas Michalopoulos Andre-Nikolas Michalopoulos	Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)
/s/ Maria Dede Maria Dede	Chief Accounting Officer
/s/ Apostolos Kontoyannis Apostolos Kontoyannis	Director
/s/ William Lawes William Lawes	Director
/s/ Boris Nachamkin Boris Nachamkin	Director
/s/ Konstantinos Psaltis Konstantinos Psaltis	Director

Authorized Representative

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly undersigned representative in the United States of Diana Shipping Inc., has signed this registration statement in the city of Athens, country of Greece on June 13, 2007.

BULK CARRIERS (USA) LLC

By:  Diana Shipping Inc., its Sole Member

By:	/s/ Simeon P. Palios
Name:	Simeon P. Palios
Title:	Director, Chief Executive Officer and Chairman of the Board

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on June 13, 2007.

AILUK SHIPPING COMPANY INC.

By:	/s/ Simeon P. Palios
Name:	Simeon P. Palios
Title:	Director & President

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Anastassis Margaronis, Ioannis Zafirakis, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on June 13, 2007 in the capacities indicated.

Signature	Title
/s/ Simeon P. Palios Simeon Palios	Director & President (Principal Executive Officer)
/s/ Andre-Nikolas Michalopoulos Andre-Nikolas Michalopoulos	Director & Treasurer (Principal Financial Officer and Principal Accounting Officer)
/s/ Ioannis Zafirakis Ioannis Zafirakis	Director & Secretary

Authorized Representative

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly undersigned representative in the United States of Ailuk Shipping Company Inc., has signed this registration statement in city of Athens, country of Greece on June 13, 2007.

BULK CARRIERS (USA) LLC

By:  Diana Shipping Inc., its Sole Member

By:	/s/ Simeon P. Palios
Name:	Simeon P. Palios
Title:	Director, Chief Executive Officer and Chairman of the Board

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on June 13, 2007.

BIKINI SHPPING COMPANY INC.

By:	/s/ Simeon P. Palios
Name:	Simeon P. Palios
Title:	Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Anastassis Margaronis, Ioannis Zafirakis, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on June 13, 2007 in the capacities indicated.

Signature	Title
/s/ Simeon P. Palios Simeon Palios	Director & President (Principal Executive Officer)
/s/ Andre-Nikolas Michalopoulos Andre-Nikolas Michalopoulos	Director & Treasurer (Principal Financial Officer and Principal Accounting Officer)
/s/ Anastassis Margaronis Anastassis Margaronis	Director & Secretary

Authorized Representative

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly undersigned representative in the United States of Bikini Shipping Company Inc., has signed this registration statement in city of Athens, country of Greece on June 13, 2007.

BULK CARRIERS (USA) LLC

By:  Diana Shipping Inc., its Sole Member

By:	/s/ Simeon P. Palios
Name:	Simeon P. Palios
Title:	Director, Chief Executive Officer and Chairman of the Board

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on June 13, 2007.

BUENOS AIRES COMPANIA ARMADORA S.A.

By:	/s/ Simeon P. Palios
Name:	Simeon P. Palios
Title:	Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Anastassis Margaronis, Ioannis Zafirakis, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on  June 13, 2007 in the capacities indicated.

Signature	Title
/s/ Simeon P. Palios Simeon P. Palios	Director & President (Principal Executive Officer)
/s/ Nicolaos Mammous Nicolaos Mammous	Director & Vice-President & Treasurer (Principal Financial Officer and Principal Accounting Officer)
/s/ Ioannis Zafirakis Ioannis Zafirakis	Director & Secretary

Authorized Representative

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly undersigned representative in the United States of Buenos Aires Compania Armadora S.A., has signed this registration statement in city of Athens, country of Greece on June 13, 2007.

BULK CARRIERS (USA) LLC

By:  Diana Shipping Inc., its Sole Member

By:	/s/ Simeon P. Palios
Name:	Simeon P. Palios
Title:	Director, Chief Executive Officer and Chairman of the Board

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on June 13, 2007.

CERADA INTERNATIONAL S.A.

By:	/s/ Simeon P. Palios
Name:	Simeon P. Palios
Title:	Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Anastassis Margaronis, Ioannis Zafirakis, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on June 13, 2007 in the capacities indicated.

Signature	Title
/s/ Simeon P. Palios Simeon P. Palios	Director & President (Principal Executive Officer)
/s/ Ioannis Zafirakis Ioannis Zafirakis	Director & Vice-President & Treasurer (Principal Financial Officer and Principal Accounting Officer)
/s/ Semiramis Paliou Semiramis Paliou	Director & Secretary

Authorized Representative

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly undersigned representative in the United States of Cerada International S.A., has signed this registration statement in city of Athens, country of Greece on  June 13, 2007.

BULK CARRIERS (USA) LLC

By:  Diana Shipping Inc., its Sole Member

By:	/s/ Simeon P. Palios
Name:	Simeon P. Palios
Title:	Director, Chief Executive Officer and Chairman of the Board

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on June 13, 2007.

CHANGAME COMPANIA ARMADORA S.A.

By:	/s/ Simeon P. Palios
Name:	Simeon P. Palios
Title:	Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Anastassis Margaronis, Ioannis Zafirakis, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on  June 13, 2007 in the capacities indicated.

Signature	Title
/s/ Simeon P. Palios Simeon P. Palios	Director & President (Principal Executive Officer)
/s/ Semiramis Paliou Semiramis Paliou	Director & Vice-President
/s/ Ioannis Zafirakis Ioannis Zafirakis	Director & Treasurer (Principal Financial Officer and Principal Accounting Officer)
/s/ Christoforos Sarantis Christoforos Sarantis	Director & Secretary

Authorized Representative

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly undersigned representative in the United States of Changame Compania Armadora S.A., has signed this registration statement in city of Athens, country of Greece on  June 13, 2007.

BULK CARRIERS (USA) LLC

By:  Diana Shipping Inc., its Sole Member

By:	/s/ Simeon P. Palios
Name:	Simeon P. Palios
Title:	Director, Chief Executive Officer and Chairman of the Board

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on June 13, 2007.

CHORRERA COMPANIA ARMADORA S.A.

By:	/s/ Simeon P. Palios
Name:	Simeon P. Palios
Title:	Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Anastassis Margaronis, Ioannis Zafirakis, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on June 13, 2007 in the capacities indicated.

Signature	Title
/s/ Simeon P. Palios Simeon P. Palios	Director & President (Principal Executive Officer)
/s/ Georgios Zafirakis Georgios Zafirakis	Director & Vice-President & Treasurer (Principal Financial Officer and Principal Accounting Officer)
/s/ Christoforos Sarantis Christoforos Sarantis	Director & Secretary

Authorized Representative

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly undersigned representative in the United States of Chorrera Compania Armadora S.A., has signed this registration statement in city of Athens, country of Greece on June 13, 2007.

BULK CARRIERS (USA) LLC

By:  Diana Shipping Inc., its Sole Member

By:	/s/ Simeon P. Palios
Name:	Simeon P. Palios
Title:	Director, Chief Executive Officer and Chairman of the Board

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on June 13, 2007.

CYPRES ENTERPRISES CORP.

By:	/s/ Simeon P. Palios
Name:	Simeon P. Palios
Title:	Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Anastassis Margaronis, Ioannis Zafirakis, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on June 13, 2007 in the capacities indicated.

Signature	Title
/s/ Simeon P. Palios Simeon P. Palios	Director & President (Principal Executive Officer)
/s/ Ioannis Zafirakis Ioannis Zafirakis	Director & Vice-President & Treasurer (Principal Financial Officer and Principal Accounting Officer)
/s/ Anastassis Margaronis Anastassis Margaronis	Director & Secretary

Authorized Representative

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly undersigned representative in the United States of Cypres Enterprises Corp., has signed this registration statement in city of Athens, country of Greece on June 13, 2007.

BULK CARRIERS (USA) LLC

By:  Diana Shipping Inc., its Sole Member

By:	/s/ Simeon P. Palios
Name:	Simeon P. Palios
Title:	Director, Chief Executive Officer and Chairman of the Board

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on June 13, 2007.

DARIEN COMPANIA ARMADORA S.A.

By:	/s/ Simeon P. Palios
Name:	Simeon P. Palios
Title:	Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Anastassis Margaronis, Ioannis Zafirakis, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on June 13, 2007 in the capacities indicated.

Signature	Title
/s/ Simeon P. Palios Simeon P. Palios	President & Director (Principal Executive Officer)
/s/ Isidoros Margaronis Isidoros Margaronis	Director & Vice-President & Treasurer (Principal Financial Officer and Principal Accounting Officer)
/s/ Georgios Zafirakis Georgios Zafirakis	Director & Secretary

Authorized Representative

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly undersigned representative in the United States of Darien Compania Armadora S.A., has signed this registration statement in city of Athens, country of Greece on June 13, 2007.

BULK CARRIERS (USA) LLC

By:  Diana Shipping Inc., its Sole Member

By:	/s/ Simeon P. Palios
Name:	Simeon P. Palios
Title:	Director, Chief Executive Officer and Chairman of the Board

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on June 13, 2007.

DIANA SHIPPING SERVICES S.A.

By:	/s/ Simeon P. Palios
Name:	Simeon P. Palios
Title:	Director & President

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Anastassis Margaronis, Ioannis Zafirakis, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on June 13, 2007 in the capacities indicated.

Signature	Title
/s/ Simeon P. Palios Simeon P. Palios	Director & President (Principal Executive Officer)
/s/ Kalomoira-Chryssi Giannakari Kalomoira-Chryssi Giannakari	Director & Vice-President
/s/ Ioannis Zafirakis Ioannis Zafirakis	Director & Treasurer (Principal Financial Officer and Principal Accounting Officer)
/s/ Anastassis Margaronis Anastassis Margaronis	Director & Secretary

Authorized Representative

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly undersigned representative in the United States of Diana Shipping Services S.A., has signed this registration statement in city of Athens, country of Greece on June 13, 2007.

BULK CARRIERS (USA) LLC

By:  Diana Shipping Inc., its Sole Member

By:	/s/ Simeon P. Palios
Name:	Simeon P. Palios
Title:	Director, Chief Executive Officer and Chairman of the Board

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on June 13, 2007.

EATON MARINE S.A.

By:	/s/ Simeon P. Palios
Name:	Simeon P. Palios
Title:	Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Anastassis Margaronis, Ioannis Zafirakis, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on June 13, 2007 in the capacities indicated.

Signature	Title
/s/ Simeon P. Palios Simeon P. Palios	Director & President (Principal Executive Officer)
/s/ Anastassis Margaronis Anastassis Margaronis	Director & Vice-President
/s/ Nicolaos Mammous Nicolaos Mammous	Director & Treasurer & Secretary (Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly undersigned representative in the United States of Eaton Marine S.A., has signed this registration statement in city of Athens, country of Greece on June 13, 2007.

BULK CARRIERS (USA) LLC

By:  Diana Shipping Inc., its Sole Member

By:	/s/ Simeon P. Palios
Name:	Simeon P. Palios
Title:	Director, Chief Executive Officer and Chairman of the Board

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on June 13, 2007.

ENIWETCK SHIPPING COMPANY INC.

By:	/s/ Simeon P. Palios
Name:	Simeon P. Palios
Title:	Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Anastassis Margaronis, Ioannis Zafirakis, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on June 13, 2007 in the capacities indicated.

Signature	Title
/s/ Simeon P. Palios Simeon Palios	Director & President (Principal Executive Officer)
/s/ Andre-Nikolas Michalopoulos Andre-Nikolas Michalopoulos	Director & Treasurer (Principal Financial Officer and Principal Accounting Officer)
/s/ Kalomoira-Chryssi Giannakari Kalomoira-Chryssi Giannakari	Director & Secretary

Authorized Representative

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly undersigned representative in the United States of Eniwetok Shipping Company Inc., has signed this registration statement in city of Athens, country of Greece on June 13, 2007.

BULK CARRIERS (USA) LLC

By:  Diana Shipping Inc., its Sole Member

By:	/s/ Simeon P. Palios
Name:	Simeon P. Palios
Title:	Director, Chief Executive Officer and Chairman of the Board

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on June 13, 2007.

HUSKY TRADING, S.A.

By:	/s/ Simeon P. Palios
Name:	Simeon P. Palios
Title:	Director & President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on June 13, 2007 in the capacities indicated.

Signature	Title
/s/ Simeon P. Palios Simeon P. Palios	Director & President (Principal Executive Officer)
/s/ Christoforos Sarantis Christoforos Sarantis	Director &Vice-President
/s/ Semiramis Paliou Semiramis Paliou	Director & Treasurer (Principal Financial Officer and Principal Accounting Officer)
/s/ Nicolaos Mammous Nicolaos Mammous	Director & Secretary

Authorized Representative

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly undersigned representative in the United States of Husky Trading, S.A., has signed this registration statement in city of Athens, country of Greece on June 13, 2007.

BULK CARRIERS (USA) LLC

By:  Diana Shipping Inc., its Sole Member

By:	/s/ Simeon P. Palios
Name:	Simeon P. Palios
Title:	Director, Chief Executive Officer and Chairman of the Board

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on June 13, 2007.

JALUIT SHIPPING COMPANY INC.

By:	/s/ Simeon P. Palios
Name:	Simeon P. Palios
Title:	Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Anastassis Margaronis, Ioannis Zafirakis, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on June 13, 2007 in the capacities indicated.

Signature	Title
/s/ Simeon P. Palios Simeon Palios	Director & President (Principal Executive Officer)
/s/ Anastassis Margaronis Anastassis Margaronis	Director & Treasurer (Principal Financial Officer and Principal Accounting Officer)
/s/ Nicolaos Mammous Nicolaos Mammous	Director & Secretary

Authorized Representative

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly undersigned representative in the United States of Jaluit Shipping Company Inc., has signed this registration statement in city of Athens, country of Greece on June 13, 2007.

BULK CARRIERS (USA) LLC

By:  Diana Shipping Inc., its Sole Member

By:	/s/ Simeon P. Palios
Name:	Simeon P. Palios
Title:	Director, Chief Executive Officer and Chairman of the Board

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on June 13, 2007.

PANAMA COMPANIA ARMADORA S.A.

By:	/s/ Simeon P. Palios
Name:	Simeon P. Palios
Title:	Director & President
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Anastassis Margaronis, Ioannis Zafirakis, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on June 13, 2007 in the capacities indicated.

Signature	Title
/s/ Simeon P. Palios Simeon P. Palios	Director & President (Principal Executive Officer)
/s/ Nicolaos Mammous Nicolaos Mammous	Director & Vice-President
/s/ Christoforos Sarantis Christoforos Sarantis	Director & Treasurer (Principal Financial Officer and Principal Accounting Officer)
/s/ Ioannis Zafirakis Ioannis Zafirakis	Director & Secretary

Authorized Representative

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly undersigned representative in the United States of Panama Compania Armadora S.A., has signed this registration statement in city of Athens, country of Greece on June 13, 2007.

BULK CARRIERS (USA) LLC

By:  Diana Shipping Inc., its Sole Member

By:	/s/ Simeon P. Palios
Name:	Simeon P. Palios
Title:	Director, Chief Executive Officer and Chairman of the Board

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on June 13, 2007.

SKYVAN SHIPPING COMPANY S.A.

By:	/s/ Simeon P. Palios
Name:	Simeon P. Palios
Title:	Director & President
        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Anastassis Margaronis, Ioannis Zafirakis, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on June 13, 2007 in the capacities indicated.

Signature	Title
_/s/ Simeon P. Palios Simeon P. Palios	Director & President (Principal Executive Officer)
/s/ Semiramis Paliou Semiramis Paliou	Director & Vice-President & Treasurer (Principal Financial Officer and Principal Accounting Officer)
/s/ Ioannis Zafirakis Ioannis Zafirakis	Director & Secretary

Authorized Representative

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly undersigned representative in the United States of Skyvan Shipping Company S.A., has signed this registration statement in city of Athens, country of Greece on June 13, 2007.

BULK CARRIERS (USA) LLC

By:  Diana Shipping Inc., its Sole Member

By:	/s/ Simeon P. Palios
Name:	Simeon P. Palios
Title:	Director, Chief Executive Officer and Chairman of the Board

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on June 13, 2007.

TEXFORD MARITIME S.A.

By:	/s/ Simeon P. Palios
Name:	Simeon P. Palios
Title:	Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Anastassis Margaronis, Ioannis Zafirakis, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on June 13, 2007 in the capacities indicated.

Signature	Title
/s/ Simeon P. Palios Simeon P. Palios	Director & President (Principal Executive Officer)
/s/ Semiramis Paliou Semiramis Paliou	Director & Vice-President
/s/ Anastassis Margaronis Anastassis Margaronis	Director & Treasurer & Secretary (Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly undersigned representative in the United States of Texford Maritime S.A., has signed this registration statement in city of Athens, country of Greece on June 13, 2007.

BULK CARRIERS (USA) LLC

By:  Diana Shipping Inc., its Sole Member

By:	/s/ Simeon P. Palios
Name:	Simeon P. Palios
Title:	Director, Chief Executive Officer and Chairman of the Board

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on June 13, 2007.

URBINA BAY TRADING, S.A.

By:	/s/ Simeon P. Palios
Name:	Simeon P. Palios
Title:	Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Anastassis Margaronis, Ioannis Zafirakis, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on June 13, 2007 in the capacities indicated.

Signature	Title
/s/ Simeon P. Palios Simeon P. Palios	Director & President (Principal Executive Officer)
/s/Anastassis Margaronis Anastassis Margaronis	Director & Vice-President & Treasurer (Principal Financial Officer and Principal Accounting Officer)
/s/ Nicolaos Mammous Nicolaos Mammous	Director & Secretary

Authorized Representative

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly undersigned representative in the United States of Urbina Bay Trading, S.A., has signed this registration statement in city of Athens, country of Greece on June 13, 2007.

BULK CARRIERS (USA) LLC

By:  Diana Shipping Inc., its Sole Member

By:	/s/ Simeon P. Palios
Name:	Simeon P. Palios
Title:	Director, Chief Executive Officer and Chairman of the Board

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on June 13, 2007.

VESTA COMMERCIAL, S.A.

By:	/s/ Simeon P. Palios
Name:	Simeon P. Palios
Title:	Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Anastassis Margaronis, Ioannis Zafirakis, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on June 13, 2007 in the capacities indicated.

Signature	Title
/s/ Simeon P. Palios Simeon P. Palios	Director & President (Principal Executive Officer)
/s/ Semiramis Paliou Semiramis Paliou	Director & Vice-President & Secretary
/s/ Ioannis Zafirakis Ioannis Zafirakis	Director & Treasurer (Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly undersigned representative in the United States of Vesta Commercial S.A., has signed this registration statement in city of Athens, country of Greece on June 13, 2007.

BULK CARRIERS (USA) LLC

By:  Diana Shipping Inc., its Sole Member

By:	/s/ Simeon P. Palios
Name:	Simeon P. Palios
Title:	Director, Chief Executive Officer and Chairman of the Board

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on June 13, 2007.

KILI SHIPPING COMPANY INC.

By:	/s/ Simeon P. Palios
Name:	Simeon P. Palios
Title:	Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Anastassis Margaronis, Ioannis Zafirakis, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on June 13, 2007 in the capacities indicated.

Signature	Title
/s/ Simeon P. Palios Simeon P. Palios	Director & President (Principal Executive Officer)
/s/ Anastassis Margaronis Anastassis Margaronis	Director & Secretary
/s/ Semiramis Paliou Semiramis Paliou	Director & Treasurer (Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly undersigned representative in the United States of Kili Shipping Company Inc., has signed this registration statement in city of Athens, country of Greece on June 13, 2007.

BULK CARRIERS (USA) LLC

By:  Diana Shipping Inc., its Sole Member

By:	/s/ Simeon P. Palios
Name:	Simeon P. Palios
Title:	Director, Chief Executive Officer and Chairman of the Board

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on June 13, 2007.

KNOX SHIPPING COMPANY INC.

By:	/s/ Simeon P. Palios
Name:	Simeon P. Palios
Title:	Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Anastassis Margaronis, Ioannis Zafirakis, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on June 13, 2007 in the capacities indicated.

Signature	Title
/s/ Simeon P. Palios Simeon P. Palios	Director & President (Principal Executive Officer)
/s/ Semiramis Paliou Semiramis Paliou	Director & Secretary
/s/ Kalomira-Chryssi Giannakari Kalomira-Chryssi Giannakari	Director & Treasurer (Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly undersigned representative in the United States of Knox Shipping Company Inc., has signed this registration statement in city of Athens, country of Greece on June 13, 2007.

BULK CARRIERS (USA) LLC

By:  Diana Shipping Inc., its Sole Member

By:	/s/ Simeon P. Palios
Name:	Simeon P. Palios
Title:	Director, Chief Executive Officer and Chairman of the Board

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on June 13, 2007.

LIB SHIPPING COMPANY INC.

By:	/s/ Simeon P. Palios
Name:	Simeon P. Palios
Title:	Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Anastassis Margaronis, Ioannis Zafirakis, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on June 13, 2007 in the capacities indicated.

Signature	Title
/s/ Simeon P. Palios Simeon P. Palios	Director & President (Principal Executive Officer)
/s/ Ioannis Zafirakis Ioannis Zafirakis	Director & Secretary
/s/ Nicolaos Mammous Nicolaos Mammous	Director & Treasurer (Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly undersigned representative in the United States of Lib Shipping Company Inc., has signed this registration statement in city of Athens, country of Greece on June 13, 2007.

BULK CARRIERS (USA) LLC

By:  Diana Shipping Inc., its Sole Member

By:	_/s/ Simeon P. Palios
Name:	Simeon P. Palios
Title:	Director, Chief Executive Officer and Chairman of the Board

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on June 13, 2007.

MAJURO SHIPPING COMPANY INC.

By:	/s/ Simeon P. Palios
Name:	Simeon P. Palios
Title:	Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Anastassis Margaronis, Ioannis Zafirakis, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on June 13, 2007 in the capacities indicated.

Signature	Title
/s/ Simeon P. Palios Simeon P. Palios	Director & President (Principal Executive Officer)
/s/ Andre-Nikolas Michalopoulos Andre-Nikolas Michalopoulos	Director & Secretary
/s/ Kalomira-Chryssi Giannakari Kalomira-Chryssi Giannakari	Director & Treasurer (Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly undersigned representative in the United States of Majuro Shipping Company Inc., has signed this registration statement in city of Athens, country of Greece on June 13, 2007.

BULK CARRIERS (USA) LLC

By:  Diana Shipping Inc., its Sole Member

By:	/s/ Simeon P. Palios
Name:	Simeon P. Palios
Title:	Director, Chief Executive Officer and Chairman of the Board

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on June 13, 2007.

TAKA SHIPPING INC.

By:	/s/ Simeon P. Palios
Name:	Simeon P. Palios
Title:	Director & President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Anastassis Margaronis, Ioannis Zafirakis, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on June 13, 2007 in the capacities indicated.

Signature	Title
/s/ Simeon P. Palios Simeon P. Palios	Director & President (Principal Executive Officer)
/s/ Nicolaos Mammous Nicolaos Mammous	Director & Secretary
/s/ Andre-Nikolas Michalopoulos Andre-Nikolas Michalopoulos	Director & Treasurer (Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly undersigned representative in the United States of Taka Shipping Inc., has signed this registration statement in city of Athens, country of Greece on June 13, 2007.

BULK CARRIERS (USA) LLC

By:  Diana Shipping Inc., its Sole Member

By:	/s/ Simeon P. Palios
Name:	Simeon P. Palios
Title:	Director, Chief Executive Officer and Chairman of the Board

Exhibits	Description of Exhibits

1.1	Form of Underwriting Agreement *
3.1	Amended and Restated Articles of Incorporation of Diana Shipping Inc. **
3.2	Amended and Restated By Laws of Diana Shipping Inc. ***
4.1	Specimen Common share certificate **
4.2	Specimen preferred shares certificate *
4.3	Form of warrant agreement *
4.4	Form of purchase contract *
4.5	Form of Unit agreement *
4.6	Form of debt security indenture ****
4.7	Form of subordinated debt security indenture ****
5.1	Opinion of Seward & Kissel LLP, United States and Marshall Islands counsel to Diana Shipping Inc. ******
11.1	Computation of ratio of earnings to fixed charges (included herein under the heading “Ratio of Earnings to Fixed Charges”)
21.1	Subsidiaries of the Company*****
23.1	Consent of Seward & Kissel (included in Exhibit 5.1) ******
23.2	Consent of Independent Registered Public Accounting Firm ******
24.1	Power of Attorney (contained on signature page) ******
25.1	Form of T-1 Statement of Eligibility (senior indenture) *

*	To be filed as an amendment or as an exhibit to a report filed pursuant to the Securities Exchange Act of 1934, as amended and incorporated by reference herein.
**	Filed as an Exhibit to the Company's Amended Registration Statement (File No. 333-123052) on March 15, 2005.
***	Filed as an Exhibit to the Company's Registration Statement (File No. 333-123052) on March 1, 2005.
****	Filed as an Exhibit to the Company's Registration Statement (File No. 333-133410) on April 19, 2006.
*****	Filed as an Exhibit to the Company’s Annual Report for the year ending December 31, 2006.
******	Filed as an Exhibit to the Registration Statement (File No. 333-143635) on June 11, 2007.